Exhibit 99.2

Investor Supplement
First Quarter 2018
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 33.
Caution Regarding Forward-Looking Statements
This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper with the Securities and Exchange Commission (the “SEC”). No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this 2018 Investor Supplement. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
First Quarter 2018

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
For Period Ended
Earned Premiums	$609.8	$605.9	$598.2	$582.5	$563.4
Net Investment Income	79.2	82.6	85.9	77.1	81.6
Other Income	1.2	1.1	1.0	1.0	0.9
Income from Change in Fair Value of Equity Securities	0.7	—	—	—	—
Net Investment Gains (Losses)	2.1	7.7	5.2	23.8	5.5
Total Revenues	$693.0	$697.3	$690.3	$684.4	$651.4

Adjusted Consolidated Net Operating Income (Loss) [1]	$57.5	$31.0	$44.4	$21.0	$(3.9)
Income (Loss) from Continuing Operations	$53.6	$35.9	$47.8	$36.6	$(0.4)
Net Income (Loss)	$53.8	$36.9	$47.7	$36.6	$(0.3)

Per Unrestricted Common Share Amounts:
Basic:
Adjusted Consolidated Net Operating Income (Loss) [1]	$1.11	$0.60	$0.85	$0.41	$(0.08)
Income (Loss) from Continuing Operations	$1.03	$0.69	$0.92	$0.71	$(0.01)
Net Income (Loss)	$1.03	$0.71	$0.92	$0.71	$(0.01)
Diluted:
Adjusted Consolidated Net Operating Income (Loss) [1]	$1.10	$0.60	$0.85	$0.41	$(0.08)
Income (Loss) from Continuing Operations	$1.02	$0.69	$0.92	$0.71	$(0.01)
Net Income (Loss)	$1.02	$0.71	$0.92	$0.71	$(0.01)

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24

At Period End
Total Assets	$8,371.0	$8,376.2	$8,301.0	$8,211.4	$8,306.8
Insurance Reserves	$4,539.4	$4,537.8	$4,478.3	$4,466.7	$4,473.4
Debt	$592.3	$592.3	$592.2	$592.1	$751.8
Shareholders’ Equity	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Shareholders’ Equity Excluding Goodwill	$1,740.8	$1,792.6	$1,759.4	$1,710.4	$1,660.6
Common Shares Issued and Outstanding (In Millions)	51.533	51.462	51.448	51.294	51.295
Book Value Per Share[2]	$40.05	$41.11	$40.48	$39.64	$38.67
Book Value Per Share Excluding Goodwill[1,2]	$33.78	$34.83	$34.20	$33.35	$32.37
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$36.35	$35.57	$35.87	$35.13	$34.81
Debt to Total Capitalization[2]	22.3%	21.9%	22.1%	22.6%	27.5%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	8.5%	5.9%	5.7%	2.5%	0.9%

[1] Non-GAAP Measure. See page 33 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Revenues:
Earned Premiums	$609.8	$605.9	$598.2	$582.5	$563.4
Net Investment Income	79.2	82.6	85.9	77.1	81.6
Other Income	1.2	1.1	1.0	1.0	0.9
Income from Change in Fair Value of Equity Securities	0.7	—	—	—	—
Net Realized Gains on Sales of Investments	2.6	11.5	8.1	26.4	10.5
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(0.5)	(3.7)	(2.9)	(2.6)	(5.2)
Portion of Losses Recognized in Other Comprehensive Income	—	(0.1)	—	—	0.2
Net Impairment Losses Recognized in Earnings	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)
Total Revenues	693.0	697.3	690.3	684.4	651.4
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	436.9	472.5	440.1	447.4	477.4
Insurance Expenses	160.1	159.1	163.7	163.5	158.0
Interest and Other Expenses	29.0	21.5	18.2	21.4	19.5
Total Expenses	626.0	653.1	622.0	632.3	654.9
Income (Loss) from Continuing Operations before Income Taxes	67.0	44.2	68.3	52.1	(3.5)
Income Tax Benefit (Expense)	(13.4)	(8.3)	(20.5)	(15.5)	3.1
Income (Loss) from Continuing Operations	53.6	35.9	47.8	36.6	(0.4)
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	0.3	1.5	(0.1)	—	0.1
Income Tax Expense	(0.1)	(0.5)	—	—	—
Income (Loss) from Discontinued Operations	0.2	1.0	(0.1)	—	0.1
Net Income (Loss)	$53.8	$36.9	$47.7	$36.6	$(0.3)
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$1.03	$0.69	$0.92	$0.71	$(0.01)
Diluted	$1.02	$0.69	$0.92	$0.71	$(0.01)
Net Income (Loss) Per Unrestricted Share:
Basic	$1.03	$0.71	$0.92	$0.71	$(0.01)
Diluted	$1.02	$0.71	$0.92	$0.71	$(0.01)
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.503	51.456	51.367	51.286	51.273

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Mar 31, 2018		Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Assets:
Investments:
Fixed Maturities at Fair Value	$5,301.2		$5,382.7	$5,242.8	$5,263.9	$5,240.3
Equity Securities at Fair Value	568.2		526.0	512.1	500.0	497.4
Equity Securities at Modified Cost	59.3	—	—	—	—	—
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	168.8		161.0	160.1	152.8	157.4
Fair Value Option Investments	—		77.5	77.1	77.0	90.5
Short-term Investments at Cost which Approximates Fair Value	188.8		235.5	239.0	129.9	244.6
Other Investments	413.0		422.2	420.0	430.0	437.7
Total Investments	6,699.3		6,804.9	6,651.1	6,553.6	6,667.9
Cash	115.4		45.7	137.6	160.9	120.0
Receivables from Policyholders	386.0		366.0	374.8	353.7	347.9
Other Receivables	187.9		194.3	182.4	190.1	206.1
Deferred Policy Acquisition Costs	378.0		365.3	361.7	348.5	339.9
Goodwill	323.0		323.0	323.0	323.0	323.0
Current Income Tax Assets	—		6.1	0.9	7.4	10.1
Deferred Income Tax Assets	—		—	—	5.4	26.4
Other Assets	281.4		270.9	269.5	268.8	265.5
Total Assets	$8,371.0		$8,376.2	$8,301.0	$8,211.4	$8,306.8
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,534.3		$3,521.0	$3,509.8	$3,499.7	$3,489.0
Property and Casualty	1,005.1		1,016.8	968.5	967.0	984.4
Total Insurance Reserves	4,539.4		4,537.8	4,478.3	4,466.7	4,473.4
Unearned Premiums	690.2		653.9	672.0	650.5	640.1
Current Income Tax Liabilities	0.2		—	—	—	—
Deferred Income Tax Liabilities	1.1		14.8	11.9	—	—
Liability for Unrecognized Tax Benefits	8.1		8.1	6.8	7.0	6.9
Long-term Debt, Current and Non-current, at Amortized Cost	592.3		592.3	592.2	592.1	751.8
Accrued Expenses and Other Liabilities	475.9		453.7	457.4	461.7	451.0
Total Liabilities	6,307.2		6,260.6	6,218.6	6,178.0	6,323.2
Shareholders’ Equity:
Common Stock	5.1		5.1	5.1	5.1	5.1
Paid-in Capital	676.9		673.1	672.1	666.9	663.7
Retained Earnings	1,264.9		1,243.0	1,218.8	1,184.8	1,160.7
Accumulated Other Comprehensive Income	116.9		194.4	186.4	176.6	154.1
Total Shareholders’ Equity	2,063.8		2,115.6	2,082.4	2,033.4	1,983.6
Total Liabilities and Shareholders’ Equity	$8,371.0		$8,376.2	$8,301.0	$8,211.4	$8,306.8

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Mar 31, 2017
Operating Activities:
Net Income	$53.8	$(0.3)
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	0.3	1.2
Equity in Earnings of Equity Method Limited Liability Investments	(7.1)	(6.8)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	1.1	5.1
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	—	(1.1)
Decrease (Increase) in Value of Equity Securities at Fair Value	(0.7)	—
Amortization of Investment Securities and Depreciation of Investment Real Estate	2.3	4.8
Net Realized Gains on Sales of Investments	(2.6)	(10.5)
Net Impairment Losses Recognized in Earnings	0.5	5.0
Depreciation of Property and Equipment	5.0	3.2
Increase in Receivables	(14.5)	(22.2)
Increase in Deferred Policy Acquisition Costs	(12.7)	(7.9)
Increase in Insurance Reserves	2.1	66.6
Increase in Unearned Premiums	36.3	21.4
Change in Income Taxes	18.1	(2.3)
Change in Accrued Expenses and Other Liabilities	(13.5)	(6.9)
Other, Net	5.6	(1.0)
Net Cash Provided by Operating Activities (Carryforward to page 7)	74.0	48.3

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Mar 31, 2017
Net Cash Provided by Operating Activities (Carryforward from page 6)	74.0	48.3
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	397.8	89.7
Purchases of Fixed Maturities	(408.6)	(176.5)
Sales of Equity Securities	32.4	53.9
Purchases of Equity Securities	(51.1)	(59.5)
Return of Investment of Equity Method Limited Liability Investments	1.6	25.5
Acquisitions of Equity Method Limited Liability Investments	(3.5)	(5.3)
Sales of Fair Value Option Investments	—	22.0
Decrease (Increase) in Short-term Investments	47.2	29.3
Improvements of Investment Real Estate	(0.7)	(0.6)
Sales of Investment Real Estate	—	2.8
Increase in Other Investments	2.1	(0.8)
Acquisition of Software	(22.1)	(10.0)
Other, Net	2.9	(3.2)
Net Cash Provided (Used) by Investing Activities	(2.0)	(32.7)
Financing Activities:
Dividends and Dividend Equivalents Paid	(12.5)	(12.3)
Proceeds from Advances from FHLB	10.0	—
Cash Exercise of Stock Options	0.6	0.9
Other, Net	(0.4)	0.1
Net Cash Used by Financing Activities	(2.3)	(11.3)
Increase (Decrease) in Cash	69.7	4.3
Cash, Beginning of Year	45.7	115.7
Cash, End of Period	$115.4	$120.0

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Book Value Per Share
Numerator
Shareholders’ Equity	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Less: Goodwill	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill	$1,740.8	$1,792.6	$1,759.4	$1,710.4	$1,660.6
Shareholders’ Equity	$2,063.8	$2,115.6	$2,082.4	$2,033.4	$1,983.6
Less: Net Unrealized Gains on Fixed Maturities	(190.5)	(285.2)	(237.1)	(231.4)	(198.2)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,873.3	$1,830.4	$1,845.3	$1,802.0	$1,785.4
Denominator
Common Shares Issued and Outstanding	51.533	51.462	51.448	51.294	51.295
Book Value Per Share	$40.05	$41.11	$40.48	$39.64	$38.67
Book Value Per Share Excluding Goodwill	$33.78	$34.83	$34.20	$33.35	$32.37
Book Value Per Share Excluding Unrealized on Fixed Maturities	$36.35	$35.57	$35.87	$35.13	$34.81

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$175.0	$120.9	$115.2	$51.2	$18.6
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,055.8	$2,038.0	$2,029.6	$2,034.2	$2,035.7
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	8.5%	5.9%	5.7%	2.5%	0.9%

Debt and Total Capitalization
Debt	$592.3	$592.3	$592.2	$592.1	$751.8
Shareholders’ Equity	2,063.8	2,115.6	2,082.4	2,033.4	1,983.6
Total Capitalization	$2,656.1	$2,707.9	$2,674.6	$2,625.5	$2,735.4
Ratio of Debt to Shareholders’ Equity	28.7%	28.0%	28.4%	29.1%	37.9%
Ratio of Debt to Total Capitalization	22.3%	21.9%	22.1%	22.6%	27.5%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$184.4	$197.3	$188.2	$188.4	$288.2
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$409.4	$422.3	$413.2	$413.4	$513.2

Capital Returned to Shareholders
Common Stock Repurchased	$—	$—	$—	$—	$—
Cash Dividends Paid	12.5	12.4	12.4	12.4	12.3
Total Capital Returned to Shareholders	$12.5	$12.4	$12.4	$12.4	$12.3

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	—	—	—	—	359.9
4.35% Senior Notes due February 15, 2025	448.1	448.1	448.1	448.0	247.8
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.2	144.2	144.1	144.1	144.1
Debt Outstanding	$592.3	$592.3	$592.2	$592.1	$751.8

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—
Federal Home Loan Bank of Chicago	10.0	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$371.1	$364.3	$353.0	$339.1	$320.7
Homeowners	61.8	65.2	66.7	66.6	66.3
Other Personal	10.1	10.5	10.7	10.8	10.7
Total Personal	443.0	440.0	430.4	416.5	397.7
Commercial Automobile	12.2	12.9	13.1	12.7	12.7
Total Earned Premiums	455.2	452.9	443.5	429.2	410.4
Net Investment Income	22.5	21.8	27.8	20.6	24.1
Other Income	0.3	0.2	0.4	0.3	0.2
Total Property & Casualty Insurance	478.0	474.9	471.7	450.1	434.7
Life & Health Insurance:
Earned Premiums:
Life	93.7	94.1	94.5	95.4	95.7
Accident and Health	43.3	41.1	42.0	39.5	39.1
Property	17.6	17.8	18.2	18.4	18.2
Total Earned Premiums	154.6	153.0	154.7	153.3	153.0
Net Investment Income	53.3	57.7	55.9	54.9	53.0
Other Income	0.8	0.7	0.7	0.6	0.6
Total Life & Health Insurance	208.7	211.4	211.3	208.8	206.6
Total Segment Revenues	686.7	686.3	683.0	658.9	641.3
Income from Change in Fair Value of Equity Securities	0.7	—	—	—	—
Net Realized Gains on Sales of Investments	2.6	11.5	8.1	26.4	10.5
Net Impairment Losses Recognized in Earnings	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)
Other	3.5	3.3	2.1	1.7	4.6
Total Revenues	$693.0	$697.3	$690.3	$684.4	$651.4

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Segment Operating Profit (Loss):
Property & Casualty Insurance	$44.5	$0.8	$30.8	$4.2	$(37.2)
Life & Health Insurance	29.9	38.7	36.0	31.2	32.6
Total Segment Operating Profit (Loss)	74.4	39.5	66.8	35.4	(4.6)
Corporate and Other Operating Loss	(4.0)	(3.0)	(3.7)	(7.1)	(4.4)
Total Operating Profit (Loss)	70.4	36.5	63.1	28.3	(9.0)
Income from Change in Fair Value of Equity Securities	0.7	—	—	—	—
Net Realized Gains on Sales of Investments	2.6	11.5	8.1	26.4	10.5
Net Impairment Losses Recognized in Earnings	(0.5)	(3.8)	(2.9)	(2.6)	(5.0)
Acquisition Related Transaction and Integration Costs	(6.2)	—	—	—	—
Loss from Early Extinguishment of Debt	—	—	—	—	—
Income (Loss) from Continuing Operations before Income Taxes	$67.0	$44.2	$68.3	$52.1	$(3.5)
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$36.0	$2.1	$22.9	$4.9	$(22.1)
Life & Health Insurance	23.8	25.3	23.5	20.5	21.5
Total Segment Net Operating Income (Loss)	59.8	27.4	46.4	25.4	(0.6)
Corporate and Other Net Operating Income (Loss) From:
Effects of Tax Law Changes	—	7.4	—	—	—
Other	(2.3)	(3.8)	(2.0)	(4.4)	(3.3)
Corporate and Other Net Operating Income (Loss)	(2.3)	3.6	(2.0)	(4.4)	(3.3)
Adjusted Consolidated Net Operating Income (Loss)	57.5	31.0	44.4	21.0	(3.9)
Net Income (Loss) From:
Change in Fair Value of Equity Securities	0.6	—	—	—	—
Net Realized Gains on Sales of Investments	2.1	7.4	5.3	17.2	6.8
Net Impairment Losses Recognized in Earnings	(0.4)	(2.5)	(1.9)	(1.6)	(3.3)
Acquisition Related Transaction and Integration Costs	(6.2)	—	—	—	—
Income (Loss) from Continuing Operations	$53.6	$35.9	$47.8	$36.6	$(0.4)

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Earned Premiums by Product:
Personal Automobile	$371.1	$364.3	$353.0	$339.1	$320.7
Homeowners	61.8	65.2	66.7	66.6	66.3
Other Personal Property and Casualty Insurance	27.7	28.3	28.9	29.2	28.9
Commercial Automobile	12.2	12.9	13.1	12.7	12.7
Life	93.7	94.1	94.5	95.4	95.7
Accident and Health	43.3	41.1	42.0	39.5	39.1
Total Earned Premiums	$609.8	$605.9	$598.2	$582.5	$563.4
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$4.3	$1.5	$7.3	$1.8	$4.6
All Other Net Investment Income	18.2	20.3	20.5	18.8	19.5
Net Investment Income	22.5	21.8	27.8	20.6	24.1
Life & Health Insurance:
Equity Method Limited Liability Investments	2.4	1.3	3.5	2.0	1.7
All Other Net Investment Income	50.9	56.4	52.4	52.9	51.3
Net Investment Income	53.3	57.7	55.9	54.9	53.0
Total Segment Net Investment Income	75.8	79.5	83.7	75.5	77.1
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.4	0.1	0.3	0.2	0.5
All Other Net Investment Income	3.0	3.0	1.9	1.4	4.0
Unallocated Net Investment Income	3.4	3.1	2.2	1.6	4.5
Net Investment Income	$79.2	$82.6	$85.9	$77.1	$81.6

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

Three Months Ended Mar 31, 2018
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	7	$7.5	5	$0.2	7	$7.7
$5 - $10	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—
Total	7	$7.5	5	$0.2	7	$7.7

Three Months Ended Mar 31, 2017
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	12	$20.7	10	$1.8	12	$22.4
$5 - $10	—	—	—	—	—	—
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	43.2	—	—	1	43.3
Total	13	$63.9	10	$1.8	13	$65.7

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$488.9	$433.3	$466.7	$440.7	$428.9

Earned Premiums	455.2	452.9	443.5	429.2	410.4
Net Investment Income	22.5	21.8	27.8	20.6	24.1
Other Income	0.3	0.2	0.4	0.3	0.2
Total Revenues	478.0	474.9	471.7	450.1	434.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	326.5	327.0	313.1	308.8	302.6
Catastrophe Losses and LAE	7.5	50.8	29.8	34.5	63.9
Prior Years:
Non-catastrophe Losses and LAE	3.7	1.5	1.6	9.6	11.8
Catastrophe Losses and LAE	(5.7)	(0.6)	(1.2)	(2.0)	(1.2)
Total Incurred Losses and LAE	332.0	378.7	343.3	350.9	377.1
Insurance Expenses	101.5	95.4	97.6	95.0	94.8
Operating Profit (Loss)	44.5	0.8	30.8	4.2	(37.2)
Income Tax Benefit (Expense)	(8.5)	1.3	(7.9)	0.7	15.1
Segment Net Operating Income (Loss)	$36.0	$2.1	$22.9	$4.9	$(22.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	71.8%	72.2%	70.6%	72.1%	73.7%
Current Year Catastrophe Losses and LAE Ratio	1.6	11.2	6.7	8.0	15.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	0.3	0.4	2.2	2.9
Prior Years Catastrophe Losses and LAE Ratio	(1.3)	(0.1)	(0.3)	(0.5)	(0.3)
Total Incurred Loss and LAE Ratio	72.9	83.6	77.4	81.8	91.9
Insurance Expense Ratio	22.3	21.1	22.0	22.1	23.1
Combined Ratio	95.2%	104.7%	99.4%	103.9%	115.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	71.8%	72.2%	70.6%	72.1%	73.7%
Insurance Expense Ratio	22.3	21.1	22.0	22.1	23.1
Underlying Combined Ratio	94.1%	93.3%	92.6%	94.2%	96.8%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	94.1%	93.3%	92.6%	94.2%	96.8%
Current Year Catastrophe Losses and LAE Ratio	1.6	11.2	6.7	8.0	15.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	0.3	0.4	2.2	2.9
Prior Years Catastrophe Losses and LAE Ratio	(1.3)	(0.1)	(0.3)	(0.5)	(0.3)
Combined Ratio as Reported	95.2%	104.7%	99.4%	103.9%	115.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Insurance Reserves:
Automobile	$801.6	$795.9	$769.0	$768.3	$764.0
Homeowners	124.6	139.7	111.8	110.7	133.6
Other Personal	39.4	40.7	41.2	43.5	40.3
Insurance Reserves	$965.6	$976.3	$922.0	$922.5	$937.9
Insurance Reserves:
Loss Reserves:
Case	$580.7	$602.4	$570.9	$588.8	$599.7
Incurred but Not Reported	247.8	239.3	219.2	201.9	204.8
Total Loss Reserves	828.5	841.7	790.1	790.7	804.5
LAE Reserves	137.1	134.6	131.9	131.8	133.4
Insurance Reserves	$965.6	$976.3	$922.0	$922.5	$937.9

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$106.2	$103.0	$112.6	$108.7	$100.1

Earned Premiums	$104.9	$106.5	$106.5	$105.5	$104.3
Net Investment Income	5.9	5.7	7.8	5.6	6.6
Total Revenues	110.8	112.2	114.3	111.1	110.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	73.6	81.1	74.2	76.8	76.9
Catastrophe Losses and LAE	0.6	(0.1)	2.8	3.9	4.7
Prior Years:
Non-catastrophe Losses and LAE	0.5	1.3	0.8	6.6	10.8
Catastrophe Losses and LAE	—	—	—	(0.2)	—
Total Incurred Losses and LAE	74.7	82.3	77.8	87.1	92.4
Insurance Expenses	31.7	29.9	31.5	32.0	32.2
Operating Profit (Loss)	4.4	—	5.0	(8.0)	(13.7)
Income Tax Benefit (Expense)	(0.7)	0.5	(3.5)	3.4	5.3
Total Product Line Net Operating Income (Loss)	$3.7	$0.5	$1.5	$(4.6)	$(8.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	70.1%	76.2%	69.7%	72.8%	73.7%
Current Year Catastrophe Losses and LAE Ratio	0.6	(0.1)	2.6	3.7	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	1.2	0.8	6.3	10.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.2)	—
Total Incurred Loss and LAE Ratio	71.2	77.3	73.1	82.6	88.6
Insurance Expense Ratio	30.2	28.1	29.6	30.3	30.9
Combined Ratio	101.4%	105.4%	102.7%	112.9%	119.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	70.1%	76.2%	69.7%	72.8%	73.7%
Insurance Expense Ratio	30.2	28.1	29.6	30.3	30.9
Underlying Combined Ratio	100.3%	104.3%	99.3%	103.1%	104.6%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	100.3%	104.3%	99.3%	103.1%	104.6%
Current Year Catastrophe Losses and LAE Ratio	0.6	(0.1)	2.6	3.7	4.5
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	1.2	0.8	6.3	10.4
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	(0.2)	—
Combined Ratio as Reported	101.4%	105.4%	102.7%	112.9%	119.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$304.9	$249.8	$259.8	$237.5	$245.2

Earned Premiums	$266.2	$257.8	$246.5	$233.6	$216.4
Net Investment Income	8.2	7.8	8.9	7.2	8.2
Other Income	0.3	0.2	0.3	0.3	0.2
Total Revenues	274.7	265.8	255.7	241.1	224.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	202.8	204.6	185.5	183.9	176.4
Catastrophe Losses and LAE	0.2	(0.8)	1.5	2.4	1.7
Prior Years:
Non-catastrophe Losses and LAE	0.2	2.8	2.1	(1.0)	(0.8)
Catastrophe Losses and LAE	(0.2)	—	(0.1)	—	(0.1)
Total Incurred Losses and LAE	203.0	206.6	189.0	185.3	177.2
Insurance Expenses	45.2	41.5	39.7	36.9	35.5
Operating Profit (Loss)	26.5	17.7	27.0	18.9	12.1
Income Tax Benefit (Expense)	(5.2)	(5.4)	(8.5)	(5.7)	(3.4)
Total Product Line Net Operating Income (Loss)	$21.3	$12.3	$18.5	$13.2	$8.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.2%	79.3%	75.2%	78.7%	81.5%
Current Year Catastrophe Losses and LAE Ratio	0.1	(0.3)	0.6	1.0	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	1.1	0.9	(0.4)	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	—
Total Incurred Loss and LAE Ratio	76.3	80.1	76.7	79.3	81.9
Insurance Expense Ratio	17.0	16.1	16.1	15.8	16.4
Combined Ratio	93.3%	96.2%	92.8%	95.1%	98.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.2%	79.3%	75.2%	78.7%	81.5%
Insurance Expense Ratio	17.0	16.1	16.1	15.8	16.4
Underlying Combined Ratio	93.2%	95.4%	91.3%	94.5%	97.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	93.2%	95.4%	91.3%	94.5%	97.9%
Current Year Catastrophe Losses and LAE Ratio	0.1	(0.3)	0.6	1.0	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	0.1	1.1	0.9	(0.4)	(0.4)
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	—	—
Combined Ratio as Reported	93.3%	96.2%	92.8%	95.1%	98.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$411.1	$352.8	$372.4	$346.2	$345.3

Earned Premiums	$371.1	$364.3	$353.0	$339.1	$320.7
Net Investment Income	14.1	13.5	16.7	12.8	14.8
Other Income	0.3	0.2	0.3	0.3	0.2
Total Revenues	385.5	378.0	370.0	352.2	335.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	276.4	285.7	259.7	260.7	253.3
Catastrophe Losses and LAE	0.8	(0.9)	4.3	6.3	6.4
Prior Years:
Non-catastrophe Losses and LAE	0.7	4.1	2.9	5.6	10.0
Catastrophe Losses and LAE	(0.2)	—	(0.1)	(0.2)	(0.1)
Total Incurred Losses and LAE	277.7	288.9	266.8	272.4	269.6
Insurance Expenses	76.9	71.4	71.2	68.9	67.7
Operating Profit (Loss)	30.9	17.7	32.0	10.9	(1.6)
Income Tax Benefit (Expense)	(5.9)	(4.9)	(12.0)	(2.3)	1.9
Total Product Line Net Operating Income (Loss)	$25.0	$12.8	$20.0	$8.6	$0.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	78.4%	73.6%	76.8%	79.0%
Current Year Catastrophe Losses and LAE Ratio	0.2	(0.2)	1.2	1.9	2.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.2	1.1	0.8	1.7	3.1
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	(0.1)	—
Total Incurred Loss and LAE Ratio	74.8	79.3	75.6	80.3	84.1
Insurance Expense Ratio	20.7	19.6	20.2	20.3	21.1
Combined Ratio	95.5%	98.9%	95.8%	100.6%	105.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	78.4%	73.6%	76.8%	79.0%
Insurance Expense Ratio	20.7	19.6	20.2	20.3	21.1
Underlying Combined Ratio	95.2%	98.0%	93.8%	97.1%	100.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	95.2%	98.0%	93.8%	97.1%	100.1%
Current Year Catastrophe Losses and LAE Ratio	0.2	(0.2)	1.2	1.9	2.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.2	1.1	0.8	1.7	3.1
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	—	(0.1)	—
Combined Ratio as Reported	95.5%	98.9%	95.8%	100.6%	105.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$13.5	$10.6	$12.6	$13.3	$14.7

Earned Premiums	$12.2	$12.9	$13.1	$12.7	$12.7
Net Investment Income	1.4	1.4	1.8	1.4	1.5
Other Income	—	—	0.1	—	—
Total Revenues	13.6	14.3	15.0	14.1	14.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	9.5	10.0	11.3	9.9	9.6
Catastrophe Losses and LAE	—	—	0.2	0.4	0.1
Prior Years:
Non-catastrophe Losses and LAE	(0.7)	(1.1)	(1.3)	1.6	1.8
Catastrophe Losses and LAE	(0.1)	—	(0.1)	—	—
Total Incurred Losses and LAE	8.7	8.9	10.1	11.9	11.5
Insurance Expenses	2.7	2.6	3.0	2.8	3.0
Operating Profit (Loss)	2.2	2.8	1.9	(0.6)	(0.3)
Income Tax Benefit (Expense)	(0.4)	(0.9)	(0.5)	0.3	0.2
Total Product Line Net Operating Income (Loss)	$1.8	$1.9	$1.4	$(0.3)	$(0.1)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	77.8%	77.5%	86.3%	78.0%	75.6%
Current Year Catastrophe Losses and LAE Ratio	—	—	1.5	3.1	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(5.7)	(8.5)	(9.9)	12.6	14.2
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	—	(0.8)	—	—
Total Incurred Loss and LAE Ratio	71.3	69.0	77.1	93.7	90.6
Insurance Expense Ratio	22.1	20.2	22.9	22.0	23.6
Combined Ratio	93.4%	89.2%	100.0%	115.7%	114.2%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	77.8%	77.5%	86.3%	78.0%	75.6%
Insurance Expense Ratio	22.1	20.2	22.9	22.0	23.6
Underlying Combined Ratio	99.9%	97.7%	109.2%	100.0%	99.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	99.9%	97.7%	109.2%	100.0%	99.2%
Current Year Catastrophe Losses and LAE Ratio	—	—	1.5	3.1	0.8
Prior Years Non-catastrophe Losses and LAE Ratio	(5.7)	(8.5)	(9.9)	12.6	14.2
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	—	(0.8)	—	—
Combined Ratio as Reported	93.4%	89.2%	100.0%	115.7%	114.2%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$424.6	$363.4	$385.0	$359.5	$360.0

Earned Premiums	$383.3	$377.2	$366.1	$351.8	$333.4
Net Investment Income	15.5	14.9	18.5	14.2	16.3
Other Income	0.3	0.2	0.4	0.3	0.2
Total Revenues	399.1	392.3	385.0	366.3	349.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	285.9	295.7	271.0	270.6	262.9
Catastrophe Losses and LAE	0.8	(0.9)	4.5	6.7	6.5
Prior Years:
Non-catastrophe Losses and LAE	—	3.0	1.6	7.2	11.8
Catastrophe Losses and LAE	(0.3)	—	(0.2)	(0.2)	(0.1)
Total Incurred Losses and LAE	286.4	297.8	276.9	284.3	281.1
Insurance Expenses	79.6	74.0	74.2	71.7	70.7
Operating Profit (Loss)	33.1	20.5	33.9	10.3	(1.9)
Income Tax Benefit (Expense)	(6.3)	(5.8)	(12.5)	(2.0)	2.1
Total Product Line Net Operating Income (Loss)	$26.8	$14.7	$21.4	$8.3	$0.2
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.6%	78.4%	74.1%	77.0%	78.9%
Current Year Catastrophe Losses and LAE Ratio	0.2	(0.2)	1.2	1.9	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	—	0.8	0.4	2.0	3.5
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	(0.1)	(0.1)	—
Total Incurred Loss and LAE Ratio	74.7	79.0	75.6	80.8	84.3
Insurance Expense Ratio	20.8	19.6	20.3	20.4	21.2
Combined Ratio	95.5%	98.6%	95.9%	101.2%	105.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.6%	78.4%	74.1%	77.0%	78.9%
Insurance Expense Ratio	20.8	19.6	20.3	20.4	21.2
Underlying Combined Ratio	95.4%	98.0%	94.4%	97.4%	100.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	95.4%	98.0%	94.4%	97.4%	100.1%
Current Year Catastrophe Losses and LAE Ratio	0.2	(0.2)	1.2	1.9	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	—	0.8	0.4	2.0	3.5
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	—	(0.1)	(0.1)	—
Combined Ratio as Reported	95.5%	98.6%	95.9%	101.2%	105.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$55.1	$60.4	$70.8	$70.1	$59.2

Earned Premiums	$61.8	$65.2	$66.7	$66.6	$66.3
Net Investment Income	6.0	5.9	7.9	5.7	6.5
Total Revenues	67.8	71.1	74.6	72.3	72.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	35.2	26.3	36.9	32.5	33.8
Catastrophe Losses and LAE	6.5	49.3	24.8	26.7	56.5
Prior Years:
Non-catastrophe Losses and LAE	5.6	1.6	0.9	1.5	0.7
Catastrophe Losses and LAE	(5.1)	(0.5)	(0.8)	(1.8)	(0.6)
Total Incurred Losses and LAE	42.2	76.7	61.8	58.9	90.4
Insurance Expenses	19.2	18.7	20.3	20.6	21.0
Operating Profit (Loss)	6.4	(24.3)	(7.5)	(7.2)	(38.6)
Income Tax Benefit (Expense)	(1.2)	8.7	10.5	3.1	14.0
Total Product Line Net Operating Income (Loss)	$5.2	$(15.6)	$3.0	$(4.1)	$(24.6)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	57.0%	40.3%	55.4%	48.7%	50.9%
Current Year Catastrophe Losses and LAE Ratio	10.5	75.6	37.2	40.1	85.2
Prior Years Non-catastrophe Losses and LAE Ratio	9.1	2.5	1.3	2.3	1.1
Prior Years Catastrophe Losses and LAE Ratio	(8.3)	(0.8)	(1.2)	(2.7)	(0.9)
Total Incurred Loss and LAE Ratio	68.3	117.6	92.7	88.4	136.3
Insurance Expense Ratio	31.1	28.7	30.4	30.9	31.7
Combined Ratio	99.4%	146.3%	123.1%	119.3%	168.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	57.0%	40.3%	55.4%	48.7%	50.9%
Insurance Expense Ratio	31.1	28.7	30.4	30.9	31.7
Underlying Combined Ratio	88.1%	69.0%	85.8%	79.6%	82.6%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	88.1%	69.0%	85.8%	79.6%	82.6%
Current Year Catastrophe Losses and LAE Ratio	10.5	75.6	37.2	40.1	85.2
Prior Years Non-catastrophe Losses and LAE Ratio	9.1	2.5	1.3	2.3	1.1
Prior Years Catastrophe Losses and LAE Ratio	(8.3)	(0.8)	(1.2)	(2.7)	(0.9)
Combined Ratio as Reported	99.4%	146.3%	123.1%	119.3%	168.0%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Net Premiums Written	$9.2	$9.5	$10.9	$11.1	$9.7

Earned Premiums	$10.1	$10.5	$10.7	$10.8	$10.7
Net Investment Income	1.0	1.0	1.4	0.7	1.3
Total Revenues	11.1	11.5	12.1	11.5	12.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.4	5.0	5.2	5.7	5.9
Catastrophe Losses and LAE	0.2	2.4	0.5	1.1	0.9
Prior Years:
Non-catastrophe Losses and LAE	(1.9)	(3.1)	(0.9)	0.9	(0.7)
Catastrophe Losses and LAE	(0.3)	(0.1)	(0.2)	—	(0.5)
Total Incurred Losses and LAE	3.4	4.2	4.6	7.7	5.6
Insurance Expenses	2.7	2.7	3.1	2.7	3.1
Operating Profit	5.0	4.6	4.4	1.1	3.3
Income Tax Expense	(1.0)	(1.6)	(5.9)	(0.4)	(1.0)
Total Product Line Net Operating Income (Loss)	$4.0	$3.0	$(1.5)	$0.7	$2.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	53.5%	47.6%	48.6%	52.8%	55.1%
Current Year Catastrophe Losses and LAE Ratio	2.0	22.9	4.7	10.2	8.4
Prior Years Non-catastrophe Losses and LAE Ratio	(18.8)	(29.5)	(8.4)	8.3	(6.5)
Prior Years Catastrophe Losses and LAE Ratio	(3.0)	(1.0)	(1.9)	—	(4.7)
Total Incurred Loss and LAE Ratio	33.7	40.0	43.0	71.3	52.3
Insurance Expense Ratio	26.7	25.7	29.0	25.0	29.0
Combined Ratio	60.4%	65.7%	72.0%	96.3%	81.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	53.5%	47.6%	48.6%	52.8%	55.1%
Insurance Expense Ratio	26.7	25.7	29.0	25.0	29.0
Underlying Combined Ratio	80.2%	73.3%	77.6%	77.8%	84.1%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	80.2%	73.3%	77.6%	77.8%	84.1%
Current Year Catastrophe Losses and LAE Ratio	2.0	22.9	4.7	10.2	8.4
Prior Years Non-catastrophe Losses and LAE Ratio	(18.8)	(29.5)	(8.4)	8.3	(6.5)
Prior Years Catastrophe Losses and LAE Ratio	(3.0)	(1.0)	(1.9)	—	(4.7)
Combined Ratio as Reported	60.4%	65.7%	72.0%	96.3%	81.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Earned Premiums	$154.6	$153.0	$154.7	$153.3	$153.0
Net Investment Income	53.3	57.7	55.9	54.9	53.0
Other Income	0.8	0.7	0.7	0.6	0.6
Total Revenues	208.7	211.4	211.3	208.8	206.6
Policyholders’ Benefits and Incurred Losses and LAE	104.9	93.8	96.8	96.5	100.3
Insurance Expenses	73.9	78.9	78.5	81.1	73.7
Operating Profit	29.9	38.7	36.0	31.2	32.6
Income Tax Expense	(6.1)	(13.4)	(12.5)	(10.7)	(11.1)
Segment Net Operating Income	$23.8	$25.3	$23.5	$20.5	$21.5

	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Insurance Reserves:
Future Policyholder Benefits	$3,366.7	$3,357.5	$3,345.7	$3,335.7	$3,325.2
Incurred Losses and LAE Reserves:
Life	142.4	140.0	141.6	141.8	141.7
Accident and Health	25.2	23.5	22.5	22.2	22.1
Property	4.1	4.1	7.3	4.2	4.6
Total Incurred Losses and LAE Reserves	171.7	167.6	171.4	168.2	168.4
Insurance Reserves	$3,538.4	$3,525.1	$3,517.1	$3,503.9	$3,493.6

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Earned Premiums	$93.7	$94.1	$94.5	$95.4	$95.7
Net Investment Income	51.3	55.9	54.1	52.9	51.4
Other Income	0.7	0.7	0.6	0.6	0.5
Total Revenues	145.7	150.7	149.2	148.9	147.6
Policyholders’ Benefits and Incurred Losses and LAE	73.4	66.8	66.4	68.8	72.1
Insurance Expenses	47.4	51.7	53.0	54.8	48.4
Operating Profit	24.9	32.2	29.8	25.3	27.1
Income Tax Expense	(5.0)	(11.1)	(10.3)	(8.7)	(9.2)
Total Product Line Operating Income	$19.9	$21.1	$19.5	$16.6	$17.9

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Earned Premiums	$43.3	$41.1	$42.0	$39.5	$39.1
Net Investment Income	1.5	1.2	1.3	1.4	1.3
Other Income	0.1	—	0.1	—	0.1
Total Revenues	44.9	42.3	43.4	40.9	40.5
Policyholders’ Benefits and Incurred Losses and LAE	25.2	22.8	22.9	21.8	21.2
Insurance Expenses	19.5	19.2	17.6	17.6	17.3
Operating Profit	0.2	0.3	2.9	1.5	2.0
Income Tax Expense	(0.1)	(0.1)	(1.2)	(0.5)	(0.7)
Total Product Line Net Operating Income	$0.1	$0.2	$1.7	$1.0	$1.3

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Results of Operations
Earned Premiums	$17.6	$17.8	$18.2	$18.4	$18.2
Net Investment Income	0.5	0.6	0.5	0.6	0.3
Other Income	—	—	—	—	—
Total Revenues	18.1	18.4	18.7	19.0	18.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.1	4.4	3.9	4.8	4.7
Catastrophe Losses and LAE	0.2	—	3.3	0.8	1.8
Prior Years:
Non-catastrophe Losses and LAE	0.9	—	0.1	0.1	0.2
Catastrophe Losses and LAE	0.1	(0.2)	0.2	0.2	0.3
Total Incurred Losses and LAE	6.3	4.2	7.5	5.9	7.0
Insurance Expenses	7.0	8.0	7.9	8.7	8.0
Operating Profit	4.8	6.2	3.3	4.4	3.5
Income Tax Expense	(1.0)	(2.2)	(1.0)	(1.5)	(1.2)
Total Product Line Net Operating Income	$3.8	$4.0	$2.3	$2.9	$2.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	29.0%	24.7%	21.5%	26.2%	25.9%
Current Year Catastrophe Losses and LAE Ratio	1.1	—	18.1	4.3	9.9
Prior Years Non-catastrophe Losses and LAE Ratio	5.1	—	0.5	0.5	1.1
Prior Years Catastrophe Losses and LAE Ratio	0.6	(1.1)	1.1	1.1	1.6
Total Incurred Loss and LAE Ratio	35.8	23.6	41.2	32.1	38.5
Insurance Expense Ratio	39.8	44.9	43.4	47.3	44.0
Combined Ratio	75.6%	68.5%	84.6%	79.4%	82.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	29.0%	24.7%	21.5%	26.2%	25.9%
Insurance Expense Ratio	39.8	44.9	43.4	47.3	44.0
Underlying Combined Ratio	68.8%	69.6%	64.9%	73.5%	69.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	68.8%	69.6%	64.9%	73.5%	69.9%
Current Year Catastrophe Losses and LAE Ratio	1.1	—	18.1	4.3	9.9
Prior Years Non-catastrophe Losses and LAE Ratio	5.1	—	0.5	0.5	1.1
Prior Years Catastrophe Losses and LAE Ratio	0.6	(1.1)	1.1	1.1	1.6
Combined Ratio as Reported	75.6%	68.5%	84.6%	79.4%	82.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Insurance Expenses:
Commissions	$110.3	$105.1	$109.6	$109.0	$101.9
General Expenses	45.7	46.0	50.2	48.3	49.6
Taxes, Licenses and Fees	14.5	12.4	13.8	13.4	13.2
Total Costs Incurred	170.5	163.5	173.6	170.7	164.7
Policy Acquisition Costs:
Deferred	(96.5)	(89.3)	(91.6)	(87.2)	(83.5)
Amortized	85.8	83.7	80.4	78.6	75.6
Net Policy Acquisition Costs Deferred	(10.7)	(5.6)	(11.2)	(8.6)	(7.9)
Amortization of Insurance in Force	0.3	1.2	1.3	1.4	1.2
Insurance Expenses	160.1	159.1	163.7	163.5	158.0
Interest and Other Expenses:
Interest Expense	7.9	8.0	7.8	8.3	10.8
Other Expenses:
Loss on Cash Flow Hedge	0.2	—	—	1.1	—
Acquisition Related Transaction and Integration Costs	6.2	—	—	—	—
Other	14.7	13.5	10.4	12.0	8.7
Other Expenses	21.1	13.5	10.4	13.1	8.7
Interest and Other Expenses	29.0	21.5	18.2	21.4	19.5
Total Expenses	$189.1	$180.6	$181.9	$184.9	$177.5

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended
	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Net Investment Income
Interest on Fixed Income Securities	$62.4	$62.6	$61.8	$62.1	$60.1
Dividends on Equity Securities Excluding Alternative Investments	1.9	2.3	2.6	2.3	2.1
Alternative Investments:
Equity Method Limited Liability Investments	7.1	2.9	11.1	4.0	6.8
Fair Value Option Investments	—	0.3	0.5	(0.6)	1.1
Limited Liability Investments Included in Equity Securities	3.9	9.9	5.9	5.4	7.4
Total Alternative Investments	11.0	13.1	17.5	8.8	15.3
Short-term Investments	0.8	0.6	0.5	0.2	0.3
Real Estate	2.4	2.4	2.6	2.8	2.9
Loans to Policyholders	5.5	5.9	4.9	5.3	5.5
Other	—	0.3	0.1	0.1	—
Total Investment Income	84.0	87.2	90.0	81.6	86.2
Investment Expenses:
Real Estate	2.3	2.8	2.6	2.5	2.6
Other Investment Expenses	2.5	1.8	1.5	2.0	2.0
Total Investment Expenses	4.8	4.6	4.1	4.5	4.6
Net Investment Income	$79.2	$82.6	$85.9	$77.1	$81.6
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$4.1	$1.1	$2.4	$3.5	$1.4
Losses on Sales	(2.1)	(0.5)	—	(0.2)	(0.2)
Equity Securities:
Gains on Sales	0.6	10.9	3.9	18.3	8.9
Losses on Sales	—	—	—	—	—
Real Estate:
Gains on Sales	—	—	1.6	4.7	0.1
Other Investments:
Gains on Sales	—	0.1	—	—	—
Losses on Sales	—	—	—	(0.1)	—
Trading Securities Net Gains (Losses)	—	(0.1)	0.2	0.2	0.3
Net Realized Gains on Sales of Investments	$2.6	$11.5	$8.1	$26.4	$10.5
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(0.3)	$(2.3)	$(2.9)	$(2.2)	$(4.7)
Equity Securities	(0.2)	(1.5)	—	(0.4)	(0.3)
Real Estate	—	—	—	—	—
Net Impairment Losses Recognized in Earnings	$(0.5)	$(3.8)	$(2.9)	$(2.6)	$(5.0)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Mar 31, 2018		Dec 31, 2017		Dec 31, 2016
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$661.8	9.9%	$556.1	8.2%	$336.3	5.0%
States and Political Subdivisions	1,536.7	22.9	1,701.8	25.0	1,714.9	25.7
Foreign Governments	3.2	—	3.2	—	3.4	0.1
Corporate Securities:
Bonds and Notes	2,874.8	42.9	2,980.6	43.8	2,944.8	44.1
Redeemable Preferred Stocks	—	—	0.1	—	0.6	—
Collaterized Loan Obligations	219.1	3.3	139.8	2.1	122.8	1.8
Other Mortgage- and Asset-backed	5.6	0.1	1.1	—	2.1	—
Total Fixed Maturities Reported at Fair Value	5,301.2	79.1	5,382.7	79.1	5,124.9	76.7
Equity Securities Reported at Fair Value:
Preferred Stocks	66.4	1.0	78.8	1.2	82.5	1.2
Common Stocks	15.0	0.2	24.8	0.4	45.2	0.7
Other Equity Interests:
Exchange Traded Funds	239.4	3.6	219.5	3.2	219.5	3.3
Limited Liability Companies and Limited Partnerships	247.4	3.7	202.9	3.0	202.9	3.0
Total Equity Securities Reported at Fair Value	568.2	8.5	526.0	7.7	550.1	8.2
Equity Securities Reported at Modified Cost:
Preferred Stocks	10.8	0.2	—	—	—	—
Common Stocks	16.2	0.2	—	—	—	—
Limited Liability Companies and Limited Partnerships	32.3	0.5	—	—	—	—
Total Equity Securities Reported at Modified Cost	59.3	0.9	—	—	—	—
Equity Method Limited Liability Investments	168.8	2.5	161.0	2.4	175.9	2.6
Fair Value Option Investments	—	—	77.5	1.1	111.4	1.7
Short-term Investments at Cost which Approximates Fair Value	188.8	2.8	235.5	3.5	273.7	4.1
Other Investments:
Loans to Policyholders at Unpaid Principal	296.5	4.4	298.6	4.4	294.2	4.4
Real Estate at Depreciated Cost	116.4	1.7	116.8	1.7	140.2	2.1
Trading Securities at Fair Value	—	—	6.7	0.1	5.3	0.1
Other	0.1	—	0.1	—	0.2	—
Total Other Investments	413.0	6.1	422.2	6.2	439.9	6.6
Total Investments	$6,699.3	100.0%	$6,804.9	100.0%	$6,675.9	100.0%

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Mar 31, 2018		Dec 31, 2017		Dec 31, 2016
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,407.1	64.3%	$3,481.8	64.7%	$3,280.4	64.0%
BBB	1,346.1	25.4	1,335.2	24.8	1,338.2	26.1
BB, B	332.7	6.3	357.2	6.6	321.6	6.3
CCC or Lower	215.3	4.1	208.5	3.9	184.7	3.6
Total Investments in Fixed Maturities	$5,301.2	100.0%	$5,382.7	100.0%	$5,124.9	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.2		6.2		6.3

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Mar 31, 2018		Dec 31, 2017		Dec 31, 2016
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,089.8	16.3%	$1,168.8	17.2%	$1,227.8	18.6%
Finance, Insurance and Real Estate	838.9	12.5	780.2	11.5	742.6	11.2
Services	451.6	6.7	453.3	6.7	391.6	5.9
Transportation, Communication and Utilities	353.3	5.3	353.7	5.2	364.1	5.5
Mining	143.7	2.1	163.5	2.4	157.2	2.4
Retail Trade	134.5	2.0	102.6	1.5	101.9	1.5
Wholesale Trade	70.2	1.0	81.3	1.2	69.2	1.0
Agriculture, Forestry and Fishing	14.0	0.2	14.5	0.2	14.4	0.2
Other	3.5	0.1	3.7	0.1	1.5	—
Total Fair Value of Non-governmental Fixed Maturities	$3,099.5	46.2%	$3,121.6	46.0%	$3,070.3	46.3%

	Mar 31, 2018
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$112.7	1.7%
Georgia	84.3	1.3
Michigan	81.6	1.2
Colorado	71.0	1.1
Louisiana	69.3	1.0
Virginia	63.1	0.9
Washington	57.3	0.9
New York	54.7	0.8
Massachusetts	49.9	0.7
Equity Securities—Other Equity Interests:
iShares® Core International Stock ETF	60.1	0.9
Total	$704.0	10.5%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at March 31, 2018.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Mar 31, 2018
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$23.6	$18.2	$70.9	$112.7	7.3%	1.7%
Georgia	48.9	8.1	27.3	84.3	5.5	1.3
Michigan	37.7	—	43.9	81.6	5.3	1.2
Colorado	—	14.9	56.1	71.0	4.6	1.1
Louisiana	43.9	7.0	18.4	69.3	4.5	1.0
Virginia	25.3	19.2	18.6	63.1	4.1	0.9
Washington	14.5	0.3	42.5	57.3	3.7	0.9
New York	6.2	2.6	45.9	54.7	3.6	0.8
Massachusetts	2.6	2.5	44.8	49.9	3.2	0.7
Ohio	6.0	—	41.2	47.2	3.1	0.7
California	6.9	—	37.5	44.4	2.9	0.7
Florida	28.6	—	13.8	42.4	2.8	0.6
Oregon	36.4	—	3.4	39.8	2.6	0.6
Wisconsin	25.0	7.2	6.3	38.5	2.5	0.6
Indiana	1.5	—	35.2	36.7	2.4	0.5
Pennsylvania	11.3	2.5	21.2	35.0	2.3	0.5
Maryland	7.9	15.4	6.2	29.5	1.9	0.4
Minnesota	—	0.4	29.1	29.5	1.9	0.4
Nevada	27.5	1.1	—	28.6	1.9	0.4
North Carolina	0.9	2.6	24.4	27.9	1.8	0.4
South Carolina	18.5	2.9	5.4	26.8	1.7	0.4
New Mexico	—	—	26.5	26.5	1.7	0.4
Arkansas	25.9	—	—	25.9	1.7	0.4
New Jersey	—	5.1	20.4	25.5	1.7	0.4
Connecticut	23.7	—	—	23.7	1.5	0.4
Illinois	—	—	23.6	23.6	1.5	0.4
District Of Columbia	—	4.8	17.6	22.4	1.5	0.3
Iowa	—	—	21.6	21.6	1.4	0.3
Arizona	—	0.8	20.7	21.5	1.4	0.3
Utah	0.7	—	20.0	20.7	1.3	0.3
Missouri	—	—	20.6	20.6	1.3	0.3
Rhode Island	4.8	—	15.6	20.4	1.3	0.3
Delaware	10.8	—	9.6	20.4	1.3	0.3
Hawaii	20.1	—	—	20.1	1.3	0.3
Tennessee	7.6	7.5	4.6	19.7	1.3	0.3
Alaska	1.9	2.9	14.6	19.4	1.3	0.3
Nebraska	—	7.1	11.7	18.8	1.2	0.3
Mississippi	16.3	—	0.5	16.8	1.1	0.3
Kentucky	—	—	16.0	16.0	1.0	0.2
All Other States	8.4	2.1	72.4	82.9	5.4	1.2
Total	$493.4	$135.2	$908.1	$1,536.7	100.0%	22.9%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Mar 31, 2018	Mar 31, 2018	Dec 31, 2017
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$60.2	$76.6	$73.0
Senior Debt	20.7	5.8	4.8
Distressed Debt	—	48.9	47.5
Secondary Transactions	19.0	21.0	20.6
Leveraged Buyout	—	3.3	3.3
Growth Equity	—	5.4	5.7
Other	—	7.8	6.1
Total Equity Method Limited Liability Investments	99.9	168.8	161.0
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	85.5	102.1	102.2
Senior Debt	28.4	33.2	35.5
Distressed Debt	4.4	15.1	16.6
Secondary Transactions	10.4	9.0	8.9
Hedge Funds	—	78.3	—
Leveraged Buyout	3.3	5.9	6.3
Real Estate	—	—	—
Other	8.8	3.2	33.4
Total Reported as Other Equity Interests at Fair Value	140.8	246.8	202.9
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	3.2	—
Other	0.1	29.7	—
Total Reported as Other Equity Interests at Modified Cost	0.1	32.9	—
Reported as Fair Value Option Investments:
Hedge Funds			77.5
Total Investments in Limited Liability Companies and Limited Partnerships	$240.7	$415.6	$441.4

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Income (Loss) from Change in Fair Value of Equity Securities;
4) Acquisition Related Transaction and Integration Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Net Impairment Losses Recognized in Earnings related to investments, and Income (Loss) from Change in Fair Value of Equity Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Adjusted Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended
Dollars in Millions (Unaudited)	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Adjusted Consolidated Net Operating Income (Loss)	$57.5	$31.0	$44.4	$21.0	$(3.9)
Net Income (Loss) From:
Income from Change in Fair Value of Equity Securities	0.6	—	—	—	—
Net Realized Gains on Sales of Investments	2.1	7.4	5.3	17.2	6.8
Net Impairment Losses Recognized in Earnings	(0.4)	(2.5)	(1.9)	(1.6)	(3.3)
Acquisition Related Transaction and Integration Costs	(6.2)	—	—	—	—
Income (Loss) from Continuing Operations	$53.6	$35.9	$47.8	$36.6	$(0.4)

Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended
(Unaudited)	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017
Adjusted Consolidated Net Operating Income (Loss) Per Unrestricted Share	$1.11	$0.60	$0.85	$0.41	$(0.08)
Net Income (Loss) Per Unrestricted Share From:
Income from Change in Fair Value of Equity Securities	0.01	—	—	—	—
Net Realized Gains on Sales of Investments	0.04	0.14	0.10	0.33	0.13
Net Impairment Losses Recognized in Earnings	(0.01)	(0.05)	(0.03)	(0.03)	(0.06)
Acquisition Related Transaction and Integration Costs	(0.12)	—	—	—	—
Income (Loss) from Continuing Operations Per Unrestricted Share	$1.03	$0.69	$0.92	$0.71	$(0.01)

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.